UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2021

Item 1: Report(s) to Shareholders.

Annual Report  |  February 28, 2021
Schwab Fundamental Global Real Estate Index Fund

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended February 28, 2021
Schwab Fundamental Global Real Estate Index Fund (Ticker Symbol: SFREX)	3.71% [1]
Russell RAFITM Global Select Real Estate Index (Net)[2]	3.93%
FTSE EPRA Nareit Global Index (Net)[2]	0.67%
Fund Category: Morningstar Global Real Estate[3]	3.74%
Performance Details	pages 7-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership – The Schwab Fundamental Global Real Estate Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Global Select Real Estate Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
On March 1, 2020, with barely more than 200 cases of COVID-19 identified in the U.S., the outbreak had yet to be declared a pandemic by the World Health Organization. At that time, few could have foreseen the dramatic ways COVID-19 would affect our daily lives over the next 12 months as businesses shut down, travel was limited, and market volatility soared. Although most broad equity markets ended the reporting period in strongly positive territory, the first three weeks of March 2020 saw the sharpest drop in stock prices since the Great Recession of 2008. In this time period, the S&P 500® Index, a bellwether for the overall U.S. stock market, fell by nearly 30%. However, extensive emergency fiscal and monetary stimulus prompted a quick recovery. By early June, the S&P 500® Index had regained all the ground it lost in March and went on to set a series of successive new record highs. International equities gained ground as well. On the other hand, the real estate sector lagged, hampered by COVID-19 pandemic-related declines. For the 12-month reporting period ended February 28, 2021, the S&P 500® Index returned 31.3% and the MSCI EAFE® Index (Net)* returned 22.5%. During the same period, the FTSE EPRA Nareit Global Index (Net)*, which represents general trends in eligible real estate securities worldwide, returned 0.7%.
At Charles Schwab Investment Management, we believe that recent market volatility is a reminder of the importance of having a long-term investing plan and a diversified portfolio. We also believe that maintaining exposure to a mix of asset classes that perform differently over time is one of the best ways to help weather market cycles. Since real estate securities tend to be influenced by a different combination of factors than other stocks and bonds, the Schwab Fundamental Global Real Estate Index Fund may add another layer of diversification to a portfolio when combined with more traditional asset classes in a portfolio. The Schwab Fundamental Global Real Estate Index Fund offers a simple way to access real estate companies in U.S. and non-U.S. markets, including developed and emerging markets. Additionally, by weighting fund holdings based on objective financial measures of company size, Fundamental Index strategies tend to perform differently over time than traditional market-cap index products that use market capitalization to weight the same set of stocks. At Charles Schwab Investment Management, we believe investing in a combination of market-cap index and Fundamental Index strategies can be an impactful way to get enhanced diversification across various market cycles.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Fundamental Global Real Estate Index Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ At Charles Schwab Investment Management, we believe that recent market volatility is a reminder of the importance of having a long-term investing plan and a diversified portfolio. ”
Fundamental Index is a registered trademark of Research Affiliates LLC.
Past performance cannot guarantee future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment

For the 12-month reporting period ended February 28, 2021, U.S. and international equity markets generated strong returns amid historic volatility driven by the COVID-19 pandemic, which began impacting global economies in the week prior to the start of the reporting period, prompting dramatic social distancing restrictions and shuttering businesses. As equity markets fell steeply in late February and March 2020, governments and central banks around the world began passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. Despite a resurgence of COVID-19 cases in the fall and into winter, markets were buoyed by the initial distribution of COVID-19 vaccines in December 2020 and the expanded rollout in 2021. Major market indices achieved repeated record highs over the second half of the reporting period. After falling steeply early in the reporting period, global real estate securities recovered to some degree throughout the period, although not to the extent of other equities. The U.S. dollar strengthened against a basket of foreign currencies in March when the COVID-19 pandemic began before generally weakening throughout the remainder of the reporting period, generally enhancing the return of overseas investments in U.S. dollar terms. For the reporting period, the FTSE EPRA Nareit Global Index (Net)*, representing general trends in eligible real estate securities worldwide, returned 0.67%, while U.S. REITs, represented by the Dow Jones U.S. Select REIT IndexTM, returned 1.50%. The overall U.S. stock market, as measured by the S&P 500® Index, returned 31.29% for the same period. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net)*, returned 22.46% and 36.05%, respectively.
Despite low interest rates, U.S. REITs fell under severe pressure during the first half of the reporting period as funding for development waned and demand in multiple sectors fell. U.S. REITs began to recover as the reporting period progressed—some sub-industries much more than others. Among REIT sub-industries in the Dow Jones U.S. Select REIT IndexTM, returns for the reporting period spanned a wide range. Industrial REITs benefitted from a surge in e-commerce that boosted demand for facilities. Specialized REITs benefited from positive performance of data centers and infrastructure REITs as a result of increased demand for online and mobile communications. Office REITs fell on waning demand due to the shift to remote work and the expectation that the trend may continue even beyond the end of the COVID-19 pandemic. Retail REITs were also hard-hit amid diminished consumer spending and prolonged stay-at-home orders.
Asset Class Performance Comparison % returns during the 12 months ended February 28, 2021

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment (continued)

Real estate markets outside the U.S. were also mixed. Among real estate securities in countries included in the FTSE EPRA Nareit Global Index, the strongest performers were real estate securities in Russia, Norway, and Kuwait. Real estate securities in Turkey and Germany also posted positive returns. Returns on real estate securities in Brazil, the Netherlands, and Italy were weak for the reporting period, as were those in Spain and Israel.
In March 2020, amid the fallout of the growing COVID-19 pandemic, the U.S. economy entered recessionary territory at record speed. Bolstered by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Federal Reserve (Fed) and U.S. Congress, the U.S. economy has held up relatively well, especially given the intensity of the COVID-19 pandemic’s economic impact. After falling by an annualized rate of 31.4% in the second quarter of 2020, U.S. gross domestic product (GDP) jumped by an annualized rate of 33.4% for the third quarter of 2020, reflecting pent-up consumer demand and government support. GDP grew at an annualized rate of 4.3% in the fourth quarter of 2020. For the full year of 2020, GDP decreased by 3.5%. Unemployment skyrocketed in April, rising to the highest level since the Great Depression, but declined over the remainder of the reporting period, dropping below double digits beginning in August. Inflation remained well below the Fed’s traditional target of 2%, although inflation concerns rose toward the end of the reporting period when the yield on the 10-year U.S. Treasury spiked to its highest level in more than a year.
Outside the U.S., conditions were similar as global economies wrestled with dramatically slowing growth amid stay-at-home orders, supply chain disruptions, and broadly diminishing demand. Oil prices deteriorated early in the reporting period amid significantly reduced demand, coupled with rising U.S. crude production and a price war between Russia and Saudi Arabia. Oil prices recovered by the end of the reporting period, ending the reporting period at a level unseen since prior to the onset of the COVID-19 pandemic. For the first and second quarters of 2020, GDP contracted in most major economies, including the eurozone, the United Kingdom, and Japan. The eurozone and Japan subsequently recovered much of their losses, but the United Kingdom, which has been particularly hard-hit by the COVID-19 pandemic, suffered its biggest slump in more than three centuries over the course of 2020, effectively wiping out its growth over the past seven years. Over 2020, China was the only major economy to avoid contraction in the face of COVID-19-related shocks and maintained positive GDP growth in the last three quarters of 2020, approaching pre-pandemic growth rates on rising industrial output, strong manufacturing, and a robust real estate market. India, after plunging into one of the worst recessions of any major economy, saw its first positive gain in GDP in the fourth quarter of 2020.
Central banks around the world, including the Fed, enacted or maintained low—and for some international central banks, negative—interest rates in response to the COVID-19 pandemic. In the U.S., the Fed cut interest rates by 0.50% in early March and by 1.00% in mid-March, resulting in a federal funds rate of 0.00% to 0.25%, which it upheld throughout the reporting period. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, which remained in effect throughout the period, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to allow inflation to rise above its previous 2% target for periods of time, even in times of rising employment. Outside the U.S., the European Central Bank held its policy rate at 0.00%, unchanged since March 2016, and maintained its asset purchase program to help counter the impact of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016. The Bank of England maintained its key official bank rate at 0.10% and also reiterated its commitment to its bond-buying program. Central banks in key emerging market economies—including China, India, Russia, and Thailand—also maintained low rates to counter the effects of the COVID-19 pandemic. Mexico reduced its benchmark interest rate by 0.25% in February.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Management

Christopher Bliss, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the fund. Before joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in the risk management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to this role, Mr. Rios was an associate portfolio manager on the Schwab equity index strategies team for four years. His first role with CSIM was as a trade operations specialist. Prior to joining CSIM in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund as of February 28, 2021

The Schwab Fundamental Global Real Estate Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Global Select Real Estate Index (Net) (the index). The index measures the performance of real estate companies, including real estate investment trusts (REITs), in U.S. and non-U.S. markets, including developed and emerging markets. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended February 28, 2021, U.S. and international equity markets generated strong returns amid historic volatility driven by the COVID-19 pandemic, which began impacting global economies in the week prior to the start of the reporting period, prompting dramatic social distancing restrictions and shuttering businesses. As equity markets fell steeply in late February and March 2020, governments and central banks around the world began passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. However, despite low interest rates, U.S. real estate investment trusts (REITs) fell under severe pressure as funding for development waned and demand in multiple sectors fell. In spite of a resurgence of COVID-19 cases in the fall and into winter, markets were buoyed by the initial distribution of COVID-19 vaccines in December 2020 and the expanded rollout in 2021. Major market indices achieved repeated record highs over the second half of the reporting period. Global real estate securities recovered to some degree—some sub-industries much more than others—throughout the reporting period, although not to the extent of other equities. The U.S. dollar strengthened against a basket of foreign currencies in March when the COVID-19 pandemic began before generally weakening throughout the remainder of the reporting period, generally enhancing the return of overseas investments in U.S. dollar terms.
Performance. The fund tracked the index for the 12-month reporting period ended February 28, 2021. The fund returned 3.71%1, while the index returned 3.93%2 for the reporting period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Real estate securities from Canada detracted the most from the total return of the fund. Canadian securities represented an average weight of approximately 3% of the fund’s investments and returned approximately -6% in U.S. dollar terms for the reporting period. One example from this market is Cominar Real Estate Investment Trust. The fund’s holdings of Cominar Real Estate Investment Trust represented an average weight of less than 1% of the fund’s investments and returned approximately -28% in U.S. dollar terms for the reporting period.
Real estate securities from China also detracted from the total return of the fund. Chinese securities represented an average weight of approximately 12% of the fund’s investments and returned approximately -2% in U.S. dollar terms for the reporting period.
Real estate securities from the U.S. contributed the most to the total return of the fund. Securities from the U.S. represented an average weight of approximately 48% of the fund’s investments and returned approximately 6% for the reporting period. One example from this market is Realogy Holdings Corp. The fund’s holdings of Realogy Holdings Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately 63% for the reporting period.
Real estate securities from Germany also contributed to the total return of the fund. German securities represented an average weight of approximately 3% of the fund’s investments and returned approximately 18% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	Total return for the report period above differs from the return in the Financial Highlights. The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of February 28, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 22, 2014 – February 28, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Fundamental Global Real Estate Index Fund (10/22/14)	3.71% [2]	7.56%	5.70%
Russell RAFITM Global Select Real Estate Index (Net)[3]	3.93%	7.24%	5.43%
FTSE EPRA Nareit Global Index (Net)[3]	0.67%	5.64%	4.17%
Fund Category: Morningstar Global Real Estate[4]	3.74%	6.68%	N/A
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair value pricing, see financial note 2 for more information.
Small-company stocks are subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Investing in emerging markets may accentuate these risks.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership – The Schwab Fundamental Global Real Estate Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Global Select Real Estate Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of February 28, 2021 (continued)

Statistics1
Number of Holdings	334
Weighted Average Market Cap (millions)	$16,391
Price/Earnings Ratio (P/E)	15.6
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate	25%
Industry Weightings % of Investments1

Top Holdings % of Net Assets2
Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Industry Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2020 and held through February 28, 2021.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 9/1/20	Ending Account Value (Net of Expenses) at 2/28/21	Expenses Paid During Period 9/1/20-2/28/21[2]
Schwab Fundamental Global Real Estate Index Fund
Actual Return	0.39%	$1,000.00	$1,189.40	$2.12
Hypothetical 5% Return	0.39%	$1,000.00	$1,022.87	$1.96

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by the 365 days of the fiscal year.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Statements
Financial Highlights
	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17
Per-Share Data
Net asset value at beginning of period	$11.06	$11.43	$11.24	$10.73	$9.53
Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.37	0.37	0.34	0.29
Net realized and unrealized gains (losses)	0.05	(0.24)	0.38	0.59	1.42
Total from investment operations	0.35	0.13	0.75	0.93	1.71
Less distributions:
Distributions from net investment income	(0.34)	(0.47)	(0.44)	(0.39)	(0.43)
Distributions from net realized gains	(0.02)	(0.03)	(0.12)	(0.03)	(0.08)
Total distributions	(0.36)	(0.50)	(0.56)	(0.42)	(0.51)
Net asset value at end of period	$11.05	$11.06	$11.43	$11.24	$10.73
Total return	3.62%	0.91%	7.00%	8.69%	18.26%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.39%	0.43% [2]	0.91%
Net operating expenses	N/A	N/A	N/A [3]	0.41% [2]	0.49%
Net investment income (loss)	3.17%	3.16%	3.32%	3.01%	2.72%
Portfolio turnover rate	25%	16%	16%	13%	23%
Net assets, end of period (x 1,000,000)	$157	$196	$190	$158	$93

1
Calculated based on the average shares outstanding during the period.
2
Effective June 1, 2017, the annual operating expense ratio was reduced. The ratio presented for the period ended 2/28/18 is a blended ratio.
3
Effective June 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 28, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Australia 4.8%
Charter Hall Group	12,809	116,498
Charter Hall Retail REIT	50,437	144,821
Cromwell Property Group	229,044	139,607
Dexus	65,613	450,094
Goodman Group	53,338	681,653
Lendlease Corp. Ltd.	148,951	1,531,041
Mirvac Group	427,873	737,486
REA Group Ltd.	1,142	120,682
Scentre Group	697,629	1,544,786
Shopping Centres Australasia Property Group	78,770	142,297
Stockland	335,461	1,071,861
The GPT Group	118,478	389,149
Vicinity Centres	423,439	533,491
		7,603,466

Austria 0.2%
CA Immobilien Anlagen AG	3,662	157,039
IMMOFINANZ AG *	6,349	127,014
		284,053

Belgium 0.3%
Befimmo S.A.	3,426	138,978
Cofinimmo S.A.	2,113	327,093
		466,071

Brazil 0.3%
BR Malls Participacoes S.A. *	91,022	135,618
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	43,089	190,680
Multiplan Empreendimentos Imobiliarios S.A.	19,200	67,424
		393,722

Canada 3.7%
Allied Properties Real Estate Investment Trust	7,850	236,623
Artis Real Estate Investment Trust	46,753	413,305
Boardwalk Real Estate Investment Trust	9,580	276,575
Canadian Apartment Properties REIT	9,541	382,660
Chartwell Retirement Residences	31,900	274,481
Choice Properties Real Estate Investment Trust	24,300	242,885
Colliers International Group, Inc.	2,569	266,226
Cominar Real Estate Investment Trust	63,593	440,744
Crombie Real Estate Investment Trust	19,300	221,572
Dream Office Real Estate Investment Trust	18,269	286,252
Security	Number of Shares	Value ($)
First Capital Real Estate Investment Trust	22,185	270,732
FirstService Corp.	1,600	242,766
Granite Real Estate Investment Trust	5,548	317,813
H&R Real Estate Investment Trust	67,671	729,566
RioCan Real Estate Investment Trust	50,949	759,070
SmartCentres Real Estate Investment Trust	19,989	412,943
		5,774,213

China 9.8%
Agile Group Holdings Ltd.	423,000	597,388
Beijing Capital Land Ltd., H Shares	480,000	79,768
China Aoyuan Group Ltd.	137,000	129,787
China Evergrande Group	535,000	1,094,827
China Jinmao Holdings Group Ltd.	801,000	333,650
China Merchants Shekou Industrial Zone Holdings Co., Ltd., A Shares	59,500	118,174
China Overseas Grand Oceans Group Ltd.	152,000	83,519
China Overseas Land & Investment Ltd.	717,000	1,816,719
China Resources Land Ltd.	345,000	1,639,486
China SCE Group Holdings Ltd.	336,000	139,032
China South City Holdings Ltd.	1,190,000	141,150
China Vanke Co., Ltd., A Shares	88,700	453,103
China Vanke Co., Ltd., H Shares	204,200	865,669
CIFI Holdings Group Co., Ltd.	356,000	337,138
Country Garden Holdings Co., Ltd.	985,000	1,226,075
Fantasia Holdings Group Co., Ltd. *	492,000	77,367
Gemdale Properties & Investment Corp., Ltd.	516,000	79,824
Greentown China Holdings Ltd.	144,000	214,699
Guangzhou R&F Properties Co., Ltd., H Shares	460,200	614,196
Kaisa Group Holdings Ltd. *	347,000	179,671
KWG Group Holdings Ltd.	116,500	176,462
KWG Living Group Holdings Ltd *	62,337	74,119
Logan Property Holdings Co., Ltd.	104,000	161,907
Longfor Group Holdings Ltd.	128,000	758,687
Poly Developments and Holdings Group Co., Ltd., A Shares	95,500	229,280
Poly Property Group Co., Ltd.	617,000	189,553
Powerlong Real Estate Holdings Ltd.	289,000	218,972
Ronshine China Holdings Ltd. *	100,500	75,133
Seazen Group Ltd. *	224,000	270,491
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., A Shares	9,900	16,205
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., B Shares	79,400	63,597
Shenzhen Investment Ltd.	831,563	299,471
Shimao Group Holdings Ltd.	199,000	655,297
Sino-Ocean Group Holding Ltd.	1,576,000	347,692
SOHO China Ltd. *	255,500	84,065

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Sunac China Holdings Ltd.	130,000	556,760
Sunac Services Holdings Ltd. *	10,311	33,063
Times China Holdings Ltd.	109,000	164,334
Yanlord Land Group Ltd.	307,900	264,351
Yuexiu Property Co., Ltd.	1,272,000	282,181
Yuzhou Properties Co., Ltd.	524,503	202,164
		15,345,026

France 1.6%
Covivio	4,855	407,776
Gecina S.A.	2,844	392,468
ICADE	4,382	323,501
Klepierre S.A.	28,368	667,087
Mercialys S.A.	21,906	238,191
Nexity S.A.	10,730	524,332
		2,553,355

Germany 2.2%
alstria Office REIT-AG	11,573	192,416
Aroundtown S.A.	33,616	244,440
Deutsche Euroshop AG *	7,226	155,221
Deutsche Wohnen SE	12,756	599,569
Grand City Properties S.A.	7,127	174,583
LEG Immobilien AG	2,623	357,874
TAG Immobilien AG *	8,004	227,349
Vonovia SE	22,605	1,439,693
		3,391,145

Hong Kong 9.7%
CK Asset Holdings Ltd.	363,500	2,136,497
Fortune REIT	158,000	147,619
Hang Lung Group Ltd.	176,000	441,038
Hang Lung Properties Ltd.	182,000	471,501
Henderson Land Development Co., Ltd.	123,866	539,563
Hongkong Land Holdings Ltd.	149,782	719,585
Hysan Development Co., Ltd.	54,500	232,650
K Wah International Holdings Ltd.	332,000	170,676
Kerry Properties Ltd.	156,500	504,190
Link REIT	96,500	910,910
New World Development Co., Ltd.	292,460	1,487,449
Road King Infrastructure Ltd.	98,000	133,150
Shui On Land Ltd.	1,416,500	217,430
Sino Land Co., Ltd.	442,583	669,423
Sun Hung Kai Properties Ltd.	196,500	3,189,481
Swire Properties Ltd.	88,800	285,628
The Wharf Holdings Ltd.	536,000	1,265,824
Wharf Real Estate Investment Co., Ltd.	276,200	1,651,515
		15,174,129

Japan 7.1%
Aeon Mall Co., Ltd.	21,000	355,393
Daito Trust Construction Co., Ltd.	15,720	1,754,200
Heiwa Real Estate Co., Ltd.	3,400	110,830
Hulic Co., Ltd.	25,800	288,270
Leopalace21 Corp. *	213,900	270,757
Mitsubishi Estate Co., Ltd.	100,700	1,752,404
Mitsui Fudosan Co., Ltd.	120,100	2,731,389
Nomura Real Estate Holdings, Inc.	25,400	575,896
Open House Co., Ltd.	5,500	211,528
Relo Group, Inc.	6,700	158,660
Starts Corp., Inc.	7,400	193,956
Sumitomo Realty & Development Co., Ltd.	39,600	1,374,003
Security	Number of Shares	Value ($)
Tokyo Tatemono Co., Ltd.	29,300	420,600
Tokyu Fudosan Holdings Corp.	138,400	874,123
		11,072,009

Mexico 0.5%
Fibra Uno Administracion S.A. de C.V.	396,000	447,845
Macquarie Mexico Real Estate Management S.A. de C.V.	129,300	155,993
PLA Administradora Industrial S de RL de C.V.	102,300	144,201
		748,039

Netherlands 1.8%
Eurocommercial Properties N.V. CVA *	11,246	238,394
Unibail-Rodamco-Westfield	31,562	2,323,755
Wereldhave N.V. *	16,937	283,580
		2,845,729

Philippines 0.5%
Ayala Land, Inc. (a)	454,432	365,870
Megaworld Corp. (a)	2,051,000	153,230
SM Prime Holdings, Inc. (a)	327,900	244,453
		763,553

Singapore 1.4%
Ascendas Real Estate Investment Trust	147,888	323,463
CapitaLand Integrated Commercial Trust	219,628	343,741
CapitaLand Ltd.	278,700	659,824
Mapletree Commercial Trust	99,827	151,541
Mapletree Industrial Trust	64,847	128,754
Mapletree Logistics Trust	90,844	125,337
Mapletree North Asia Commercial Trust	187,915	134,942
Suntec Real Estate Investment Trust	131,500	142,000
UOL Group Ltd.	42,280	232,841
		2,242,443

South Africa 1.2%
Emira Property Fund Ltd.	194,039	103,392
Growthpoint Properties Ltd.	520,859	472,049
Hyprop Investments Ltd.	104,625	195,611
NEPI Rockcastle plc	35,630	218,472
Redefine Properties Ltd. *	2,060,128	565,314
Resilient REIT Ltd.	31,548	92,927
SA Corporate Real Estate Ltd.	1,257,782	151,935
Vukile Property Fund Ltd.	239,666	120,696
		1,920,396

Sweden 0.8%
Castellum AB	14,341	334,302
Fabege AB	10,100	140,334
Fastighets AB Balder, B Shares *	2,089	99,833
Kungsleden AB	16,097	164,809
LE Lundbergfortagen AB, B Shares *	6,450	320,795
Wallenstam AB, B Shares	7,561	106,095
Wihlborgs Fastigheter AB	6,886	133,180
		1,299,348

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Switzerland 0.8%
Allreal Holding AG	1,295	262,295
Mobimo Holding AG	629	196,083
PSP Swiss Property AG	1,589	189,482
Swiss Prime Site AG	5,901	552,325
		1,200,185

Taiwan 0.4%
Cathay Real Estate Development Co., Ltd.	139,000	97,006
Farglory Land Development Co., Ltd.	79,000	151,973
Highwealth Construction Corp.	179,470	291,213
Ruentex Development Co., Ltd.	96,420	144,405
		684,597

Thailand 0.6%
AP Thailand PCL NVDR	525,361	126,390
Central Pattana PCL NVDR	118,300	203,601
Land & Houses PCL NVDR	940,200	242,773
Pruksa Holding PCL NVDR	202,530	85,363
Quality Houses PCL	1,048,600	81,255
Sansiri PCL NVDR	4,341,283	121,011
Supalai PCL NVDR	222,182	146,897
		1,007,290

United Arab Emirates 1.3%
Aldar Properties PJSC	532,428	518,606
DAMAC Properties Dubai Co. PJSC *	1,136,974	360,849
Emaar Development PJSC *	136,248	96,337
Emaar Malls PJSC *	220,088	98,941
Emaar Properties PJSC *	988,361	915,622
		1,990,355

United Kingdom 2.3%
Big Yellow Group plc	9,282	147,406
Derwent London plc	4,618	212,651
Grainger plc	32,873	123,156
Great Portland Estates plc	21,712	205,267
Hammerson plc	659,070	241,050
Intu Properties plc *(a)(b)	2,915,975	21,645
Land Securities Group plc	86,986	806,678
Safestore Holdings plc	11,566	128,734
Savills plc *	19,799	319,561
Segro plc	25,218	320,130
St. Modwen Properties plc	24,787	136,258
The British Land Co., plc	112,784	770,944
The Unite Group plc *	9,525	129,018
Workspace Group plc	10,877	115,927
		3,678,425

United States 48.3%
Acadia Realty Trust	8,636	163,307
Alexander & Baldwin, Inc.	16,096	281,197
Alexandria Real Estate Equities, Inc.	2,538	405,293
American Assets Trust, Inc.	3,511	109,122
American Campus Communities, Inc.	11,006	450,806
American Finance Trust, Inc.	13,423	118,928
American Homes 4 Rent, Class A	8,822	274,717
American Tower Corp.	9,778	2,113,319
Americold Realty Trust	3,768	132,031
Apartment Income REIT Corp.	10,779	440,645
Security	Number of Shares	Value ($)
Apartment Investment & Management Co., Class A	8,529	40,598
Apple Hospitality REIT, Inc.	46,455	661,984
Ashford Hospitality Trust, Inc. *	46,072	158,027
AvalonBay Communities, Inc.	6,815	1,197,736
Boston Properties, Inc.	13,413	1,329,631
Brandywine Realty Trust	19,508	238,583
Brixmor Property Group, Inc.	45,948	904,257
Brookfield Property REIT, Inc., Class A	12,729	222,757
Camden Property Trust	4,870	507,210
CBRE Group, Inc., Class A *	30,872	2,339,171
Centerspace	1,131	77,621
Chatham Lodging Trust *	13,030	181,508
Colony Capital, Inc.	214,448	1,269,532
Columbia Property Trust, Inc.	16,546	233,630
CoreCivic, Inc.	51,881	372,506
CorePoint Lodging, Inc.	27,375	249,386
CoreSite Realty Corp.	755	91,891
Corporate Office Properties Trust	7,411	192,686
Cousins Properties, Inc.	5,184	173,871
Crown Castle International Corp.	14,221	2,214,921
CubeSmart	8,782	324,583
Cushman & Wakefield plc *	5,171	80,047
CyrusOne, Inc.	3,306	216,973
DiamondRock Hospitality Co. *	44,853	453,912
Digital Realty Trust, Inc.	30,441	4,101,316
Diversified Healthcare Trust	130,900	589,050
Douglas Emmett, Inc.	10,004	327,631
Duke Realty Corp.	13,511	530,307
EastGroup Properties, Inc.	847	115,285
Empire State Realty Trust, Inc., Class A	24,864	273,753
EPR Properties	7,940	358,729
Equinix, Inc.	2,190	1,419,865
Equity Commonwealth	3,898	109,963
Equity LifeStyle Properties, Inc.	4,669	287,844
Equity Residential	24,114	1,577,297
Essex Property Trust, Inc.	2,780	708,316
Extra Space Storage, Inc.	4,970	624,729
Federal Realty Investment Trust	4,931	498,869
First Industrial Realty Trust, Inc.	3,202	136,757
Franklin Street Properties Corp.	26,270	130,299
Gaming & Leisure Properties, Inc.	8,409	373,360
Global Net Lease, Inc.	5,431	100,908
Healthcare Realty Trust, Inc.	5,523	159,394
Healthcare Trust of America, Inc., Class A	8,138	221,028
Healthpeak Properties, Inc.	34,585	1,006,078
Hersha Hospitality Trust *	18,495	205,664
Highwoods Properties, Inc.	8,240	329,270
Host Hotels & Resorts, Inc.	145,310	2,410,693
Hudson Pacific Properties, Inc.	10,052	257,231
Invitation Homes, Inc.	15,226	443,686
Iron Mountain, Inc.	42,948	1,494,161
JBG SMITH Properties	5,850	185,737
Jones Lang LaSalle, Inc. *	8,538	1,485,441
Kennedy-Wilson Holdings, Inc.	5,778	108,395
Kilroy Realty Corp.	5,366	340,526
Kimco Realty Corp.	43,975	806,062
Kite Realty Group Trust	15,212	291,614
Lamar Advertising Co., Class A	7,095	614,356
Lexington Realty Trust	16,915	181,329
Life Storage, Inc.	3,732	313,115
LTC Properties, Inc.	1,657	67,788
Mack-Cali Realty Corp.	12,455	173,996
Marcus & Millichap, Inc. *	1,606	60,819
Medical Properties Trust, Inc.	12,433	268,428
Mid-America Apartment Communities, Inc.	4,887	658,425

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
National Health Investors, Inc.	1,235	84,313
National Retail Properties, Inc.	7,263	318,410
New Senior Investment Group, Inc.	29,357	179,371
Newmark Group, Inc., Class A	15,775	158,065
Office Properties Income Trust	5,269	133,253
Omega Healthcare Investors, Inc.	12,049	447,500
Outfront Media, Inc.	28,807	584,206
Paramount Group, Inc.	25,619	237,488
Park Hotels & Resorts, Inc.	69,808	1,518,324
Pebblebrook Hotel Trust	15,449	350,074
Pennsylvania Real Estate Investment Trust	81,905	163,810
Physicians Realty Trust	5,314	90,338
Piedmont Office Realty Trust, Inc., Class A	18,938	323,082
Preferred Apartment Communities, Inc., Class A	10,332	85,032
Prologis, Inc.	14,680	1,454,348
PS Business Parks, Inc.	1,074	155,580
Public Storage	6,031	1,410,892
QTS Realty Trust, Inc., Class A	1,986	123,370
Realogy Holdings Corp. *	99,371	1,498,515
Realty Income Corp.	8,738	526,552
Regency Centers Corp.	9,935	544,239
Retail Opportunity Investments Corp.	10,464	165,436
Retail Properties of America, Inc., Class A	44,601	469,649
RLJ Lodging Trust	41,317	648,677
RPT Realty	16,733	183,561
Ryman Hospitality Properties, Inc.	5,384	416,129
Sabra Health Care REIT, Inc.	10,227	176,109
SBA Communications Corp.	970	247,476
Seritage Growth Properties, Class A *	6,589	133,032
Service Properties Trust	77,767	998,528
Simon Property Group, Inc.	36,760	4,150,939
SITE Centers Corp.	38,241	510,135
SL Green Realty Corp.	13,581	938,040
Spirit Realty Capital, Inc.	8,339	358,744
STAG Industrial, Inc.	3,294	103,926
STORE Capital Corp.	7,567	253,040
Summit Hotel Properties, Inc. *	21,921	226,882
Sun Communities, Inc.	2,546	386,865
Sunstone Hotel Investors, Inc.	46,180	610,038
Tanger Factory Outlet Centers, Inc.	31,235	491,639
The GEO Group, Inc.	35,800	257,760
The Howard Hughes Corp. *	2,072	196,571
The Macerich Co.	63,888	825,433
UDR, Inc.	13,411	552,131
Uniti Group, Inc.	44,624	531,472
Urban Edge Properties	13,306	219,549
Ventas, Inc.	43,899	2,322,257
VEREIT, Inc.	23,403	912,717
VICI Properties, Inc.	12,674	361,209
Vornado Realty Trust	19,691	845,532
Washington Prime Group, Inc.	46,516	289,795
Washington Real Estate Investment Trust	7,171	161,491
Weingarten Realty Investors	12,975	329,435
Welltower, Inc.	38,455	2,611,094
WP Carey, Inc.	5,001	342,769
Xenia Hotels & Resorts, Inc.	28,030	559,759
		75,744,481
Total Common Stock
(Cost $138,182,047)		156,182,030

Security	Number of Shares	Value ($)
Other Investment Companies 0.1% of net assets

United States 0.1%
Equity Funds 0.0%
iShares Core US REIT ETF	750	37,830
		37,830
Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)	81,957	81,957
		81,957
Total Other Investment Companies
(Cost $119,808)		119,787
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.2% of net assets

Time Deposits 0.2%
Brown Brothers Harriman
Australian Dollar
(0.06%), 03/01/21 (d)(e)	114,227	87,892
Canadian Dollar
0.01%, 03/01/21 (d)	4,713	3,704
Euro
(0.71%), 03/01/21 (d)(e)	1,266	1,527
Hong Kong Dollar
0.00%, 03/01/21 (d)	31,499	4,061
Japanese Yen
(0.32%), 03/01/21 (d)(e)	299,526	2,810
Pound Sterling
0.01%, 03/01/21 (d)	350	488
Singapore Dollar
0.05%, 03/01/21 (d)	4,000	3,000
South African Rand
2.80%, 03/01/21 (d)	28,515	1,885
Swedish Krona
(0.29%), 03/01/21 (d)(e)	12,312	1,458
Swiss Franc
(1.35%), 03/01/21 (d)(e)	1,445	1,588
Sumitomo Mitsui Banking Corp.
U.S. Dollar
0.01%, 03/01/21 (d)	166,315	166,315
Total Short-Term Investments
(Cost $274,728)		274,728

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 28, 2021 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index, expires 03/19/21	1	66,905	(2,827)
MSCI EAFE Index, expires 03/19/21	1	108,200	(3,112)
Dow Jones U.S. Real Estate Index, expires 03/19/21	6	204,480	(4,417)
Net Unrealized Depreciation			(10,356)
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $20,279.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.
(e)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

CVA —	Dutch Certificate
ETF —	Exchange-traded fund
NVDR —	Non-Voting Depositary Receipt
REIT —	Real Estate Investment Trust

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 28, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$82,660,455	$—	$—	$82,660,455
Australia	—	7,603,466	—	7,603,466
Austria	—	284,053	—	284,053
Belgium	—	466,071	—	466,071
China	—	15,345,026	—	15,345,026
France	—	2,553,355	—	2,553,355
Germany	192,416	3,198,729	—	3,391,145
Hong Kong	—	15,174,129	—	15,174,129
Japan	—	11,072,009	—	11,072,009
Netherlands	—	2,845,729	—	2,845,729
Philippines	—	—	763,553	763,553
Singapore	—	2,242,443	—	2,242,443
South Africa	507,010	1,413,386	—	1,920,396
Sweden	—	1,299,348	—	1,299,348
Switzerland	—	1,200,185	—	1,200,185
Taiwan	—	684,597	—	684,597
Thailand	—	1,007,290	—	1,007,290
United Arab Emirates	—	1,990,355	—	1,990,355
United Kingdom	115,927	3,540,853	21,645	3,678,425
Other Investment Companies[1]	119,787	—	—	119,787
Short-Term Investments[1]	—	274,728	—	274,728
Liabilities
Futures Contracts[2]	(10,356)	—	—	(10,356)
Total	$83,585,239	$72,195,752	$785,198	$156,566,189
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Statement of Assets and Liabilities

As of February 28, 2021
Assets
Investments in unaffiliated issuers, at value (cost $138,494,626) including securities on loan of $20,279		$156,494,588
Collateral invested for securities on loan, at value (cost $81,957)		81,957
Foreign currency, at value (cost $15,273)		15,184
Deposit with broker for futures contracts		57,035
Receivables:
Investments sold		3,572,239
Fund shares sold		169,136
Dividends		120,239
Foreign tax reclaims		61,655
Income from securities on loan		2,848
Prepaid expenses	+	16,151
Total assets		160,591,032
Liabilities
Collateral held for securities on loan		81,957
Payables:
Investments bought		3,623,602
Investment adviser fees		46,297
Fund shares redeemed		71,311
Variation margin on futures contracts	+	6,827
Total liabilities		3,829,994
Net Assets
Total assets		160,591,032
Total liabilities	–	3,829,994
Net assets		$156,761,038
Net Assets by Source
Capital received from investors		158,291,517
Total distributable loss		(1,530,479)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$156,761,038		14,188,902		$11.05

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Statement of Operations

For the period March 1, 2020 through February 28, 2021
Investment Income
Dividends (net of foreign withholding tax of $259,014)		$5,337,169
Interest		22
Securities on loan, net	+	144,368
Total investment income		5,481,559
Expenses
Investment adviser fees		599,724
Total expenses	–	599,724
Net investment income		4,881,835
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(13,635,476)
Net realized gains on futures contracts		474,115
Net realized losses on foreign currency transactions	+	(13,792)
Net realized losses		(13,175,153)
Net change in unrealized appreciation (depreciation) on investments		9,714,244
Net change in unrealized appreciation (depreciation) on futures contracts		(10,356)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	3,610
Net change in unrealized appreciation (depreciation)	+	9,707,498
Net realized and unrealized losses		(3,467,655)
Increase in net assets resulting from operations		$1,414,180

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/20-2/28/21		3/1/19-2/29/20
Net investment income		$4,881,835	$6,406,902
Net realized losses		(13,175,153)	(65,011)
Net change in unrealized appreciation (depreciation)	+	9,707,498	(4,754,715)
Increase in net assets from operations		1,414,180	1,587,176
Distributions to Shareholders
Total distributions		($5,517,992)	($8,533,108)

Transactions in Fund Shares
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,247,518	$47,285,146	4,259,943	$50,077,798
Shares reinvested		427,872	4,177,814	558,497	6,570,311
Shares redeemed	+	(9,188,770)	(86,314,753)	(3,765,445)	(44,219,607)
Net transactions in fund shares		(3,513,380)	($34,851,793)	1,052,995	$12,428,502
Shares Outstanding and Net Assets
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		17,702,282	$195,716,643	16,649,287	$190,234,073
Total increase (decrease)	+	(3,513,380)	(38,955,605)	1,052,995	5,482,570
End of period		14,188,902	$156,761,038	17,702,282	$195,716,643

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Fundamental Global Real Estate Index Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2015 Fund
Schwab Fundamental US Large Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2035 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2040 Fund
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2065 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Monthly Income Fund — Moderate Payout
Schwab International Index Fund®	Schwab Monthly Income Fund — Enhanced Payout
Schwab MarketTrack All Equity Portfolio™	Schwab Monthly Income Fund — Maximum Payout
Schwab MarketTrack Growth Portfolio™	Schwab Target 2010 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2015 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2020 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2025 Index Fund
Schwab Balanced Fund	Schwab Target 2030 Index Fund
Schwab Core Equity Fund	Schwab Target 2035 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2040 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2045 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2050 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2055 Index Fund
Schwab Health Care Fund	Schwab Target 2060 Index Fund
Schwab International Core Equity Fund	Schwab Target 2065 Index Fund
Schwab Target 2010 Fund
Schwab Fundamental Global Real Estate Index Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain mutual funds and exchange-traded funds (ETFs) referred to as “underlying funds”. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates fair value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of February 28, 2021 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their fair value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides the fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. The fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the fund or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of February 28, 2021, the fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of February 28, 2021, are disclosed in the fund’s Portfolio Holdings and Statement of Assets and Liabilities.
Cash Management Transactions: The fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the fund to earn interest on cash balances, however, interest rates may be negative due to overnight rates at the central bank of the denominated currency. Excess cash invested with deposit institutions domiciled outside of the U.S.,

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the date the ex-dividend is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between CSIM and the fund, CSIM pays the operating expenses of the fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund.
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes accrued as of February 28, 2021, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

3. Risk Factors (continued):
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. Due to the composition of the index, the fund will concentrate its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and record keeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

3. Risk Factors (continued):
whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
ETF Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operation, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to the Advisory Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, equal to 0.39% of the fund’s average daily net assets.
Other Affiliated Transactions
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The fund entered into a sublicense agreement with CSIM pursuant to which CSIM has agreed to sublicense certain Russell indices and trademarks to the fund. CSIM pays all applicable licensing fees for the fund.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The fund may engage in transactions with certain other funds in the Fund Complex (for definition refer to Trustees and Officers section) in accordance with procedures adopted by the Board under Rule 17a-7 of the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 28, 2021, the fund’s total aggregate security transactions with other funds in the Fund Complex was $19,935,203 and includes realized gains of $467,813.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund does not pay any interested or non-interested (independent) trustees. The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by the fund, CSIM paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount the fund borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 28, 2021, the month-end average notional amounts of futures contracts held by the fund was $505,320 and the month-end average number of contracts held was 11.

8. Purchases and Sales of Investment Securities:
For the period ended February 28, 2021, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$39,146,831	$74,002,144

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

9. Federal Income Taxes:
As of February 28, 2021, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$153,831,478
Gross unrealized appreciation	$27,760,504
Gross unrealized depreciation	(25,025,793)
Net unrealized appreciation (depreciation)	$2,734,711
As of February 28, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$35,728
Net unrealized appreciation (depreciation) on investments	2,734,711
Net other unrealized appreciation (depreciation)	1,392
Capital loss carryforwards and other losses	(4,302,310)
Total	($1,530,479)
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the fund’s investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2021, the fund had $4,302,310 capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current fiscal year end distributions
Ordinary income	$5,272,090
Long-term capital gains	245,902
Prior fiscal year end distributions
Ordinary income	$8,043,943
Long-term capital gains	489,165
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of February 28, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended February 28, 2021, the fund did not incur any interest or penalties.

10. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the fund for the past two fiscal years, the years ended February 28, 2019 and February 29, 2020, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

10. Independent Registered Public Accounting Firm (continued):
June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the fund’s financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Fundamental Global Real Estate Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Fundamental Global Real Estate Index Fund (the “Fund”), one of the funds constituting Schwab Capital Trust, as of February 28, 2021, the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended February 29, 2020 and the financial highlights for each of the four years in the period ended February 29, 2020 were audited by other auditors, whose report, dated April 16, 2020, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
April 16, 2021
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Other Federal Tax Information (unaudited)

The fund may elect to pass on the benefits of the foreign tax credit of $217,753 to its shareholders for the fiscal year ended February 28, 2021. The respective foreign source income of the fund is $5,033,462.
For the fiscal year ended February 28, 2021, the fund designated $1,864,755 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS Form 1099 of the amounts for use in preparing their 2021 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $245,902 as long-term capital gain dividends for the fiscal year ended February 28, 2021.
For the fiscal year ended February 28, 2021, the fund designates $1,689,854 as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS form 1099 of the amounts for use in preparing their 2021 income tax return.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Liquidity Risk Management Program  (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Fund’s Board of Trustees (the “Board”) has designated the Fund’s investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”) as the administrator of the program. Personnel of CSIM or its affiliates conduct the day-to-day operation of the program.
Under the program, CSIM manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. CSIM’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Fund’s Board reviewed a report at its meeting held on September 22, 2020 prepared by CSIM regarding the operation and effectiveness of the program for the period June 1, 2019, through May 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, CSIM provided its assessment that the program had been operating effectively in managing the Fund’s liquidity risk.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	103	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	103	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	103	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present) and Chief Operating Officer (Jan. 2020 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg Barclays US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index   An index that is a float-adjusted market-capitalization weighted index comprised of income-producing commercial and/or residential real estate investment trusts (REITs). The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub-dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell RAFI Global Select Real Estate Index (Net)  An index that is derived from constituents of the Russell RAFI Global Index that are classified as real estate or real estate investment trusts (REITs) according to the Russell Global Sectors classification scheme. Fundamental methodology ranks and weights global real estate securities by three fundamental measures of company size adjusted sales, retained operating cash flow and dividends plus buybacks rather than by market capitalization. Mortgage and timber REITs are excluded. Securities are ranked by each fundamental factor, and individual factor weights are averaged to determine overall fundamental weights. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Notes

Schwab Fundamental Global Real Estate Index Fund
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab High Yield Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2021 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

This page is intentionally left blank.

MFR85263-06
00258636

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of fifty-three operational series. One series has a fiscal year-end of the last day of February, whose annual financial statements are reported in Item 1, twelve series have a fiscal year-end of March 31, thirty-seven series have a fiscal year-end of October 31, and three series have a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the fifty-three operational series during 2020/2021 and 2019/2020, based on their respective 2020/2021 and 2019/2020 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2020/2021	Fiscal Year 2019/2020	Fiscal Year 2020/2021	Fiscal Year 2019/2020	Fiscal Year 2020/2021	Fiscal Year 2019/2020	Fiscal Year 2020/2021	Fiscal Year 2019/2020
$1,211,700	$1,517,001	$93,000	$87,870	$161,200	$177,307	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2020/2021: $4,326,956             2019/2020: $265,177

(h)

During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer
Chief Executive Officer

Date:	April 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer
Chief Executive Officer

Date:	April 16, 2021

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	April 16, 2021